Exhibit 99-1

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST QUARTERLY INVESTOR CALL – Q3 2025 DECEMBER 10, 2025 STRICTLY CONFIDENTIAL

STRICTLY CONFIDENTIAL DISCLAIMER THESE MATERIALS AND ANY PRESENTATION OF WHICH THEY FORM A PART A RE NOT INTENDED AS AN OFFER TO SELL, OR THE SOLICITATION OF AN O FFER TO PURCHASE, ANY SECURITY, THE OFFER AND/OR SALE OF WHICH CAN ONLY BE MADE BY DEFINITIVE OFFERING DOC UMENTATION. ANY OFFER OR SOLICITATION WITH RESPECT TO ANY SECURI TIES THAT MAY BE ISSUED BY TERRA PROPERTY TRUST, INC. (“ TPT ”) WILL BE MADE ONLY BE MEANS OF DEFINITIVE OFFERING MEMORANDA O R PROSPECTUS, WHICH WILL BE PROVIDED TO PROSPECTIVE INVESTORS AN D WILL CONTAIN MATERIAL INFORMATION THAT IS NOT SET FORTH HEREIN, INCLUDING RISK FACTORS RELATING TO ANY SUCH INVESTMENT. CERTAIN FIGURES PROVIDED HEREI N ARE UNAUDITED AND AS OF SEPTEMBER 30, 2025, UNLESS OTHERWISE NOTED, AND MAY EXCLUDE DISCLOSURES REQUIR ED IN AUDITED FINANCIAL STATEMENTS. THIS PRESENTATION INCLUDES C ERTAIN NON - GAAP FINANCIAL MEASURES. THESE NON - GAAP FINANCIAL MEASURES SHOULD BE CONSIDERED ONLY AS S UPPLEMENTAL TO, AND NOT AS SUPERIOR TO, FINANCIAL MEASURES IN AC CORDANCE WITH GAAP. PLEASE REFER TO OUR MOST RECENT PERIODIC REPORT FILED WITH THE U.S. SECURITIES AND E XCHANGE COMMISSION FOR THE MOST RECENT GAAP INFORMATION. THIS PR ESENTATION ALSO CONTAINS MARKET STATISTICS AND INDUSTRY DATA WHICH ARE SUBJECT TO UNCERTAINTY AN D ARE NOT NECESSARILY REFLECTIVE OF MARKET CONDITIONS. THESE HAV E BEEN DERIVED FROM THIRD PARTY SOURCES AND HAVE NOT BEEN INDEPENDENTLY VERIFIED BY TPT OR ITS AFFILIATES. ALL MATERIAL PRESENTED IS COMPILED FROM SOUR CES BELIEVED TO BE RELIABLE AND CURRENT, BUT ACCURACY CANNOT BE GUARANTEED. NEITHER TPT NOR ANY OF ITS REPRESENTATIVES OR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN, AND TPT AND IT S REPRESENTATIVES DISCLAIM ALL LIABILITY RELATING TO, OR RESULTI NG FROM, THE USE OF THIS INFORMATION. NOTHING CONTAINED IN THIS PRESENTATION IS, OR SHALL BE RELIED UP ON AS, A PROMISE OR REPRESENTATION AS TO THE PAST, CURRENT OR FU TURE PERFORMANCE OF TPT. FORWARD - LOOKING STATEMENTS THIS PRESENTATION INCLUDES “FORWARD - LOOKING STATEMENTS,” AS SUCH TERM IS DEFINED IN SECTION 27A OF THE U.S. SECURITIES ACT OF 19 33, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBORS PROVIDED BY THE SAME. THESE FORWARD - LOOKING STATEMENTS ARE BASED ON CURRENT ASSUMPTIONS, EXPECTATIONS AND BELIEFS OF TP T ARE SUBJECT TO A NUMBER OF TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD - LOOKING STATEMENT S. TPT CANNOT GIVE ANY ASSURANCE THAT THESE FORWARD - LOOKING STAT EMENTS WILL BE ACCURATE. THESE FORWARD - LOOKING STATEMENTS GENERALLY CAN BE IDENTIFIED BY USE OF FORWARD - LOOKING TERMINOLOGY SUCH AS “MAY,” “WILL,” “TARGET,” “S HOULD,” “EXPECT,” “ATTEMPT,” “ANTICIPATE,” “PROJECT,” “ESTIMATE,” “INTEND,” “SEEK,” “CONTINUE,” OR “BELIEVE ,” OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPA RABLE TERMINOLOGY. SIMILARLY, STATEMENTS HEREIN THAT DESCRIBE CERTAIN PLANS, EXPECTATIONS, GOALS, PROJECT IONS AND STATEMENTS, AND OTHER STATEMENTS OF MANAGEMENT’S BELIEF S, INTENTIONS OR GOALS ALSO ARE FORWARD - LOOKING STATEMENTS. IT IS UNCERTAIN WHETHER ANY OF THE E VENTS ANTICIPATED BY THE FORWARD - LOOKING STATEMENTS WILL TRANSPI RE OR OCCUR, OR IF ANY OF THEM DO, WHAT IMPACT THEY WILL HAVE ON TPT’S RESULTS OF OPERATIONS AND FINANCI AL CONDITION. THERE ARE A NUMBER OF RISKS AND UNCERTAINTIES, MAN Y OF WHICH ARE BEYOND TPT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD - LOOKING STATEMENTS INCLUDED HEREIN, INCLUDING, BUT NOT LIMITED TO, THE ABILITY TO RETAIN KEY PERSONNEL; CONDITIONS IN THE MARKET FOR MORTGAGE - RELATED INVESTMENTS; AVAIL ABILITY OF SUITABLE INVESTMENT OPPORTUNITIES; CHANGES IN INTERES T RATES; CHANGES IN THE YIELD CURVE; CHANGES IN PREPAYMENT RATES; THE AVAILABILITY AND TERMS OF FINAN CING; FUTURE LIQUIDITY, INCLUDING CASH FLOW, AND LIQUIDITY EVENTS; RISKS RELATED TO POTENTIAL STRATEGIC TRANSACTIONS, INCLUDING BUT NOT LIMITED TO UNCERTAINTIES REGARDI NG SUCCESSFUL COMPLETION AND INTEGRATION, AND REALIZATION OF ANT ICIPATED BENEFITS FROM ANY SUCH TRANSACTIONS; GENERAL ECONOMIC CONDITIONS; MARKET CONDITIONS; INFLATIONARY PRE SSURES ON THE CAPITAL MARKETS AND THE GENERAL ECONOMY; CONDITION S IN THE MARKET FOR COMMERCIAL AND RESIDENTIAL LOANS, SECURITIES AND OTHER INVESTMEN TS; LEGISLATIVE AND REGULATORY CHANGES THAT COULD ADVERSELY AFFE CT THE BUSINESS OF TPT; RISKS RELATED TO THE ORIGINATION AND OWNERSHIP OF LOANS AND OTHER ASSETS, WHICH A RE TYPICALLY SHORT - TERM LOANS THAT ARE SUBJECT TO HIGHER INTERES T RATES, TRANSACTION COSTS AND UNCERTAINTY ON LOAN REPAYMENTS; CREDIT RISKS; SERVICING - RELATED RISKS, INCLUDING THOSE ASSOCIATED WITH FORECLOSURE AND LIQUIDATI ON; THE STATE OF THE U.S. AND TO A LESSER EXTENT, INTERNATIONAL ECONOMY GENERALLY OR IN SPECIFIC GEOGRAPHI C REGIONS; THE GENERAL VOLATILITY OF THE SECURITIES MARKETS IN W HICH TPT PARTICIPATES; TPT’S ABILITY TO MAINTAIN ITS QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND TPT’S ABILITY TO MAINTAIN ITS EXEMPTION FROM REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. ALL SUCH FACTORS ARE DIFFICULT TO PREDICT, INCLUDING THOSE RISKS SET FORTH IN TPT’S ANNUAL REPORTS ON FORM 10 - K, QUARTERLY REPORTS ON FORM 10 - Q, AND CURRENT REPORTS ON FORM 8 - K THAT ARE A VAILABLE ON TPT’S WEBSITE AT HTTP://WWW.TERRAPROPERTYTRUST.COM A ND ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. THE FORWARD - LOOKING STATEMENTS INCLUDED IN T HIS PRESENTATION ARE MADE ONLY AS OF THE DATE HEREOF. READERS AR E CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD - LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. TPT DOES NOT UNDERTAKE ANY OBLIGATION TO UPD ATE THESE FORWARD - LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRE D BY APPLICABLE LAW. 2

STRICTLY CONFIDENTIAL MARKET OVERVIEW • Economic sentiment remains highly uncertain • Fed has remained much more cautious in rate cutting than markets anticipated • Treasury yield reflects broader investor concerns about the US economy • Despite rising over last few years, rates are in line with long - term averages 3 US FED FUNDS VS. 10 - YR TREASURY VS. CPI US 10 - YR TREASURY VS. LONG - TERM AVERAGE Source: Federal Reserve, Bureau of Labor Statistics, Treasury Source: US Treasury -% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% '85 '87 '89 '91 '93 '95 '97 '99 '01 '03 '05 '07 '09 '11 '13 '15 '17 '19 '21 '23 '25 US 10-Yr Treasury 40-Yr Avg -% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% '19 '20 '21 '22 '23 '24 Fed Funds Rate 10-Yr Treasury CPI

STRICTLY CONFIDENTIAL MARKET OVERVIEW • CRE transaction activity remains subdued overall, with some rebound but still below prior peak levels • Cap rates have expanded, but remain in line with longer - term averages (in absolute and relative terms) 4 MULTIFAMILY CAP RATE VS. LONG - TERM AVERAGE US CAP RATE VS. 10 - YEAR TREASURY Source: Green Street Advisors Source: US Treasury, Green Street Advisors; cap rate is nominal equal weighted for all property types 3.5% 4.5% 5.5% 6.5% 7.5% 8.5% 9.5% '00 '02 '04 '06 '08 '10 '12 '14 '16 '18 '20 '22 '24 Multifamily Cap Rate, Nominal 25-Yr Avg - BP +125 BP +250 BP +375 BP +500 BP +625 BP '00 '02 '04 '06 '08 '10 '12 '14 '16 '18 '20 '22 '24 US Cap Rate vs. 10-Yr Treasury

STRICTLY CONFIDENTIAL MARKET OVERVIEW • MREITs remain in defensive mode as they can’t raise capital accretively, remain in protracted workouts, increase reserves, and cut dividends 5 MREIT AVG QUARTERLY ORIGINATIONS CMREIT P / BV Source: Bloomberg; sample set includes ACR, ARI, BXMT, CMTG, GPMT, KREF, LADR, NREF, STWD, TRTX Source: Raymond James; sample set includes ABR, ACR, ACRE, ARI, BRSP, BXMT, FBRT, GPMT, KREF, LADR, LFT, STWD, TRTX 0.5x 0.6x 0.7x 0.8x 0.9x 1.0x 1.1x 1.2x '17-Q2 '18-Q2 '19-Q2 '20-Q2 '21-Q2 '22-Q2 '23-Q2 '24-Q2 '25-Q2 P / BV, CMREIT $11.7B $2.5B '21-Q1 - '22-Q2 (6 qtr) '22-Q3 - '25-Q3 (13 qtr) Avg Quarterly Origination Volume

STRICTLY CONFIDENTIAL COMPANY OVERVIEW HISTORY • Terra Property Trust, Inc. (and, together with its consolidated subsidiaries, “Terra Property Trust” or “TPT”) is a real estate investment trust (“REIT”) that originates, invests in and manages a diverse portfolio of real estate and real estate - related assets. • Terra Property Trust commenced operations on January 1, 2016, following its creation in connection with the merger of the predecessor private Reg D Terra Secured Income Funds. • In June 2021, Terra Property Trust issued $85.1 million in aggregate principal amount of its 6.00% senior notes due June 2026 • On October 1, 2022, Terra Income Fund 6, Inc. (“Terra BDC”) merged with and into TPT, adding $70+MM of additional equity to TPT. In connection with this merger, TPT assumed $38.4 million in aggregate principal of 7.00% senior notes due March 2026 • As an SEC - registered fund, Terra/Mavik is restricted under Reg F - D in what can be communicated outside of the SEC filings and public statements 6

STRICTLY CONFIDENTIAL COMPANY OVERVIEW (CONTINUED) STRATEGY • Terra Property Trust originates, invests in and manages a diverse portfolio of real estate and real estate - related assets • TPT may make strategic real estate equity and non - real estate - related investments that align with its investment objectives and criteria • TPT aims to direct source investments • We focus primarily on commercial real estate credit investments, with the following characteristics: 7 $10MM to $50MM Loan Size First mortgage loans, subordinated loans (including B - notes, mezzanine and preferred equity) and credit facilities Structure Commercial Property Type United States Geography 2 to 5 years Duration

STRICTLY CONFIDENTIAL COMPANY OVERVIEW (CONTINUED) HIGHLIGHTS • From inception through September 30, 2025, Terra Property Trust has made 117 consecutive monthly distributions • Total value of cumulative distributions is greater than 75% of aggregate contributed capital • Low leverage – Debt to Equity of 1.33x • Avg cost of debt 7.2% vs Avg (gross) loan portfolio yield of 13.81% 8

STRICTLY CONFIDENTIAL Value - Add 9 deals 50% Other 4 deals 19% Pre - Dev. 2 deals 17% Stabilized 2 deals 8% Construction 1 deal 6% Value-Add Other Pre-Dev. Stabilized Construction Industrial 3 deals 22% Office 4 deals 21% Multifamily 4 deals 21% Corporate 3 deals 18% Infill Land 2 deals 17% Mixed Use 1 deal 1% Retail 1 deal 0% 0 deals Student Housing 0% 0 deals Hotel 0% 0 deals Various 0% Industrial Office Multifamily Corporate Infill Land Mixed Use Retail Equity 7 deals 45% First Mortgage 4 deals 24% Preferred Equity 5 deals 18% Mezzanine 2 deals 13% 0 deals B - Note 0% 0 deals A - Note 0% 0 deals GS Term (Net) 0% 0 deals Revolver 0% Equity First Mortgage Preferred Equity Mezzanine TERRA PROPERTY TRUST PORTFOLIO 9 TPT PORTFOLIO – MATURITIES OVER NEXT 12 MONTHS BY PROPERTY TYPE TPT PORTFOLIO BY INVESTMENT STRUCTURE TPT PORTFOLIO BY PROPERTY TYPE TPT PORTFOLIO BY INVESTMENT PROFILE • As of September 30, 2025, TPT has a portfolio of 18 assets with the following diversification characteristics: Office 2 deals 46% Infill Land 1 deal 29% Multifamily 1 deal 23% Retail 1 deal 2% 0 deals Industrial 0% 0 deals Hotel 0% 0 deals Student Housing 0% 0 deals Mixed Use 0% 0 deals Corporate 0% 0 deals Various 0% Office Infill Land Multifamily Retail

STRICTLY CONFIDENTIAL TERRA PROPERTY TRUST PORTFOLIO (CONTINUED) 10 Leverage ratio at 1.33 Since 12/31/2023, Secured Debt has been reduced by approx. $203MM (69%) $239MM of $253M of our loan portfolio (or 94%) is floating rate Weighted average interest rate across the portfolio is: 13.8% gross 14.2% net of leverage Avg remaining term ~10 months (excluding nonperforming loans) As of September 30, 2025:

STRICTLY CONFIDENTIAL RESULTS OF OPERATIONS – Q3 2025 11 GAAP Net loss of $6.7MM or $0.28/share ( basic and fully diluted). The loss was driven primarily by reductions in interest income as a result of non - performing loans, as well as non - cash charges. Depreciation and Amortization (including unconsolidated investments) of $1.3MM or $0.052/share Maintained our Distribution (117 consecutive months). Paid (monthly) cash dividend of $0.09/share in Q3 2025 CECL reserve of $2.4MM or $0.10/share

STRICTLY CONFIDENTIAL LIQUIDITY CONSIDERATIONS • As discussed in both public filings and investor letters: • TPT voluntarily registered its common stock with the SEC, in part to provide its investors with enhanced visibility and transparency and to improve TPT’s ability to efficiently pursue an IPO, direct listing or other potential transactions that w oul d provide liquidity to its stockholders • In 2022, TPT acquired via merger Terra Income Fund 6, to enhance TPT’s diversification and scale, thereby creating more favorable conditions for a successful IPO or direct listing • In June 2023, TPT entered into a merger agreement with Western Asset Mortgage Capital Corporation (“WMC”). In August 2023, WMC terminated the merger agreement to pursue what the WMC board of directors deemed a superior unsolicited acquisition proposal from Angelo Gordon sponsored AG Mortgage Investment Trust, Inc. • Potential future liquidity transactions include: • Direct listing of TPT • IPO • Strategic transactions to add scale and/or pursue a direct listing (e.g., WMC type merger) • Converting TPT into a traditional “non - traded REIT,” including the adoption of a share repurchase plan 12

STRICTLY CONFIDENTIAL Leighton Zema (717) 856 – 8176 leighton@mavikcapital.com Harry Klein (516) 592 – 1076 harry@mavikcapital.com 13 For further information: